UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2012 (October 1, 2012)

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard

6th Floor

Atlanta, Georgia 30319

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On October 1, 2012, Ocwen Mortgage Servicing, Inc. (OMS), a United States Virgin Islands corporation and a wholly owned subsidiary of Ocwen Financial Corporation (the Company), entered into the following service agreements with Altisource Solutions S.à r.l. (Altisource), pursuant to which Altisource will provide certain services to OMS:

•	The Services Agreement, pursuant to which Altisource will provide certain services to OMS in connection with its business, with pricing terms intended to reflect market rates. The Services Agreement has an initial expiration date of August 31, 2020, and is subject to renewal. A copy of the Services Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•	The Technology Products Services Agreement, pursuant to which Altisource will provide certain technology products services to OMS in connection with its business, with pricing terms intended to reflect market rates. The Technology Products Services Agreement has an initial expiration date of August 31, 2020, and is subject to renewal. A copy of the Technology Products Services Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•	The Data Center and Disaster Recovery Agreement, pursuant to which Altisource will provide certain data center and disaster recovery services to OMS in connection with its business, with pricing terms intended to reflect market rates. The Data Center and Disaster Recovery Agreement has an initial expiration date of August 31, 2020, and is subject to renewal. A copy of the Data Center and Disaster Recovery Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•	The Intellectual Property Agreement governs the licensing of intellectual property between OMS and Altisource. The agreement has an initial expiration date of August 31, 2020, and is subject to renewal. A copy of the Intellectual Property Agreement is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

OMS and Altisource also executed an amendment to the Support Services Agreement entered into by OMS and Altisource on August 10, 2012, and attached as Exhibit 10.1 to the Company’s Form 8-K filed on August 16, 2012. The amendment adds business development services to the list of services to be provided pursuant to the agreement. A copy of the First Amendment to Support Services Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Also on October 1, 2012, the Company entered into amendments to the following agreements with Altisource:

•	The Services Agreement, dated as of August 10, 2009, and attached as Exhibit 10.6 to the Company’s Form 8-K filed on August 12, 2009. The amendment extends the terms of the agreement through August 31, 2020. A copy of the First Amendment to Services Agreement is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•	The Technology Products and Services Agreement, dated as of August 10, 2009, and attached as Exhibit 10.5 to the Company’s Form 8-K filed on August 12, 2009. The amendment extends the term of the agreement through August 31, 2020. A copy of the First Amendment to Technology Products and Services Agreement is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

•	The Data Center and Disaster Recovery Agreement, dated as of August 10, 2009, and attached as Exhibit 10.6 to the Company’s Form 8-K filed on August 12, 2009. The amendment extends the terms of the agreement through August 31, 2020. A copy of the First Amendment to Data Center and Disaster Recovery Agreement is attached hereto as Exhibit 10.8 and is incorporated herein by reference.

•	The Intellectual Property Agreement, dated as of August 10, 2009, and attached as Exhibit 10.7 to the Company’s Form 8-K filed on August 12, 2009. The amendment extends the terms of the agreement through August 31, 2020. A copy of the First Amendment to Intellectual Property Agreement is attached hereto as Exhibit 10.9 and is incorporated herein by reference.

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Item 9.01	Financial Statements and Exhibits

(a) – (c) Not applicable

(d) Exhibits:

Exhibit No.	Description
10.1	Services Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.2	Technology Products Services Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.3	Data Center and Disaster Recovery Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.4	Intellectual Property Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.5	First Amendment to Support Services Agreement, dated as of October 1, 2012, by and between Ocwen Mortgage Servicing, Inc. and Altisource Solutions S.à r.l.

10.6	First Amendment to Services Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.7	First Amendment to Technology Products and Services Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.8	First Amendment to Data Center and Disaster Recovery Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.9	First Amendment to Intellectual Property Agreement, dated as of October 1, 2012, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCWEN FINANCIAL CORPORATION

	By:	/s/ John V. Britti
John V. Britti
Executive Vice President and Chief Financial Officer (On behalf of the Registrant and as its principal financial officer)

DATE: October 5, 2012

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